Exhibit 10.17d

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

OMNIBUS AMENDMENT No. 2

THIS OMNIBUS AMENDMENT No. 2, dated September 30, 2015 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and relates to the following transaction documents (the “Transaction Documents”), by and among the parties hereto: (1) the Note Purchase Agreement, dated January 9, 2015 (the “Note Purchase Agreement”), by and among FTE Solar I LLC, as issuer (the “Issuer”), SolarCity Finance Company, LLC, as originator (in such capacity, the “Originator”) and as servicer (in such capacity, the “Servicer”), SolarCity Corporation, as parent (“SolarCity”) and as manager (in such capacity, the “Manager”), the Purchasers (as defined in the Transaction Documents) and Funding Agents (as defined in the Transaction Documents) from time to time party thereto and Credit Suisse AG, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”); (2) the Indenture, dated as of January 9, 2015 (the “Indenture”), by and among the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”); (3) the Sale and Contribution Agreement, dated as of January 9, 2015 (the “Sale and Contribution Agreement”), by and between the Originator and the Issuer; (4) the Management Agreement, dated as of January 9, 2015 (the “Management Agreement”), by and among the Issuer, the Manager and the Administrative Agent; (5) the Servicing Agreement, dated as of January 9, 2015 (the “Servicing Agreement”), by and among the Issuer, the Servicer and the Administrative Agent; (6) the Manager/Servicer Transition Agreement, dated as of January 9, 2015 (the “Manager/Servicer Transition Agreement”), by and among the Issuer, the Manager, the Servicer, the Indenture Trustee, the Administrative Agent and U.S. Bank National Association, as transition service provider (in such capacity, the “Transition Service Provider”); (7) the Custodial Agreement, dated as of June 25, 2015 (the “Custodial Agreement”), by and among Deutsche Bank National Trust Company (the “Custodian” and together with the Issuer, the Originator, the Servicer, SolarCity, the Manager, the Purchasers, the Funding Agents, the Administrative Agent, the Indenture Trustee, and the Transition Service Provider, the “Transaction Parties”), the Indenture Trustee, the Administrative Agent and the Issuer; (8) the Parent Guaranty, dated as of January 9, 2015 (the “Guaranty”), made by SolarCity in favor of the Issuer, the Indenture Trustee and the Administrative Agent; and (9) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

RECITALS

WHEREAS, the Transaction Parties desire to (i) amend the Standard Definitions attached or incorporated into each of the Transaction Documents (the “Standard Definitions”) and (ii) provide a new mechanic in Section 6.05 of the Indenture, in each case in the manner set forth herein.

WHEREAS, the undersigned Purchasers and Funding Agents together constitute 100% of the Purchasers and Funding Agents.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01.Amendment to the Standard Definitions

(a)The following definitions shall replace the corresponding definitions in the Standard Definitions:

““Carrying Cost Rate” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the weighted average of the Swap Rates for the Class A Notes and the Class B Notes, (ii) the weighted average of (a) the Class A Applicable Margin, (b) the Class B Applicable Margin, (c) the Transition Service Provider fee rate, (d) the Custodian fee rate and (e) the Indenture Trustee fee rate.”

““Excluded Loan Balance” means, as of any date of determination following the Ramp-Up Period, the sum of the following:

(i)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest State Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(ii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Three State Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(iii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Five County Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(iv)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Ten County Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(v)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Utility District Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(vi)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related Obligor is a resident of the Highest Three Utility District Concentration exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(vii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the initial Solar Loan Balance is greater than $100,000 exceeds [***]% of the Aggregate Discounted Solar Asset Balance; plus

(viii)the amount by which the aggregate Discounted Solar Asset Balance of all Borrowing Base Solar Loans for which the related PV System is comprised of used (but undamaged) parts and materials and the related Obligor has accepted and acknowledged that such PV System has used parts and materials exceeds [***]% of the Aggregate Discounted Solar Asset Balance. ”

During the Ramp-Up Period, the Excluded Loan Balance shall be equal to $0.

““Liquidity Reserve Account Required Balance” means, (i) with respect to any Funding Date, the product of (a) six and (b) the sum of the Class A Interest Distribution Amount paid to the Class A Noteholders on the immediately preceding Payment Date and the Class B Interest Distribution Amount paid to the Class B Noteholders on the immediately preceding Payment Date, and (ii) with respect to any Payment Date, the product of (a) [***] and (b) the sum of the Class A Interest Distribution Amount to be paid to the Class A Noteholders on such Payment Date and the Class B Interest Distribution Amount to be paid to the Class B Noteholders on such Payment Date.”

(b)The definition of “Inverter Replacement Reserve Required Amount” shall be amended by deleting the reference to “$[***]” and replacing it with “$[***]”.

(c)The definition of “Inverter Replacement Reserve Deposit” shall be amended by deleting the reference to “$[***]” and replacing it with “$[***]”.

(d)The following definitions shall be added to the Standard Definitions in the appropriate alphabetical order:

““Highest Three Utility District Concentration” means the utility districts in the United States with the three highest concentrations of Obligors, measured by the aggregate Discounted Solar Asset Balance of related Borrowing Base Solar Loans and the Aggregate Discounted Solar Asset Balance.”

““Highest Utility District Concentration” means the utility district in the United States with the highest concentration of Obligors, measured by the aggregate Discounted Solar Asset Balance of related Borrowing Base Solar Loans and the Aggregate Discounted Solar Asset Balance.”

“‘Obligor Prepaid Note” means a Solar Loan for which the related Obligor has prepaid all of the outstanding balance of such Solar Loan under the applicable Obligor Note prior to the expiration of the term of the Obligor Note.’”

(e)The following definition shall be deleted from the Standard Definitions:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

““Highest Five Utility District Concentration” means the utility districts in the United States with the five highest concentrations of Obligors, measured by the aggregate Discounted Solar Asset Balance of related Borrowing Base Solar Loans and the Aggregate Discounted Solar Asset Balance.”

Section 1.02Amendment to the Indenture.

Section 6.05(b) of the Indenture is hereby amended by deleting it in its entirety and replacing it as follows:

“(b) The Issuer shall be entitled to obtain a release from the Lien of this Indenture for:

(i)

any Defective Solar Loan for which the Originator paid the related Repurchase Price or for any Defaulted Solar Loan repurchased pursuant to Section 7 of the Sale and Contribution Agreement at any time after (I) a payment by the Originator of the Repurchase Price of such Solar Loan and the deposit of such payment into the Collection Account and (II) receipt by the Indenture Trustee of an Officer's Certificate of the Originator certifying: (A) as to the identity of the Solar Loan to be released, (B) that the amount deposited into the Collection Account with respect thereto equals Repurchase Price of such Solar Loan and (3) that all conditions in the Transaction Documents with respect to the release of such Solar Loan from the Lien of this Indenture have been met; and

(ii)

any Obligor Prepaid Note at any time after (A) deposit into the Collection Account of the full prepayment of the outstanding balance of the Solar Loan prepaid by the related Obligor for such Solar Loan, (B) receipt by the Indenture Trustee of an Officer’s Certificate of the Servicer certifying: (1) as to the identity of the Solar Loan to be released, (2) that the amount deposited in the Collection Account with respect thereto equals the full prepayment of the outstanding balance of such Solar Loan under the related Obligor Note and (3) that all conditions in the Transaction Documents with respect to the release of such Solar Loan from the Lien of this Indenture have been met.”

Section 1.03.Representations and Warranties

SolarCity, the Originator, the Manager, the Servicer and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) except for the representation of the Originator set forth in Section 6(b) of the Sale and Contribution Agreement, the representations and warranties set forth in each of the Transaction Documents by each of SolarCity, the Originator, the Manager, the Servicer and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, (c) the execution, delivery and performance of this Amendment in accordance with its terms and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound, and (d) for purposes of determining withholding taxes imposed under the Sections 1471 through 1474 of the US Internal Revenue Code (“FATCA”), the Transaction Parties shall treat  this Amendment as a modification that is not a “material modification” under Treasury Regulation section 1.1471-2(b)(2)(iv).  The Issuer agrees to provide to the Indenture Trustee prompt written notice of any material modification of the Notes (for FATCA purposes) of which it becomes aware. The Indenture Trustee shall assume that no material modification for FATCA purposes has occurred regarding the Notes, unless the Indenture Trustee receives written notice of such modification from the Issuer or the Internal Revenue Service.

Section 1.04.References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 1.05.Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 1.06.Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.07.Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 1.08.Continuing Effect.

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Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 1.09.Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 1.10No Bankruptcy Petition.

(a)Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of any Conduit, it will not institute against, or join any other Person in instituting against any Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 2.08(a) shall survive the termination of this Amendment.

(b)Each of the parties to this Amendment hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Depositor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.  The provisions of this Section 1.10(b) shall survive the termination of this Amendment.

[Signature pages follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

FTE SOLAR I LLC, as Issuer By: /s/ Lyndon Rive Name: Lyndon Rive Title: President

SOLARCITY CORPORATION, as Parent By: /s/ Lyndon Rive Name: Lyndon Rive Title: Chief Executive Officer

SOLARCITY FINANCE COMPANY, LLC, as Servicer
By: /s/ Seth Weissman Name: Seth Weissman Title: President

SOLARCITY FINANCE COMPANY, LLC, as Originator By: /s/ Seth Weissman Name: Seth Weissman Title: President

SOLARCITY CORPORATION, as Manager By: /s/ Lyndon Rive Name: Lyndon Rive Title: Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee By: /s/ Michelle Moeller Name: Michelle Moeller Title: Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

U.S. BANK NATIONAL ASSOCIATION, as Transition Service Provider By: /s/ Deborah J. Franco Name: Deborah J. Franco Title: Vice President

CREDIT SUISSE AG, NEW YORK BRANCH, as Administrative Agent By: /s/ Jason D. Muncy Name: Jason D. Muncy Title: Vice President By: /s/ Erin McCutcheon Name: Erin McCutcheon Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Alternate Purchaser

By: /s/ Jason D. Muncy
Name: Jason D. Muncy
Title: Authorized Signatory

By: /s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Authorized Signatory

CREDIT SUISSE AG, NEW YORK BRANCH, as Funding Agent By: /s/ Jason D. Muncy Name: Jason D. Muncy Title: Vice President By: /s/ Erin McCutcheon Name: Erin McCutcheon Title: Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GIFS CAPITAL COMPANY, LLC as a Conduit By: /s/ Thomas J. Irvin Name: Thomas J. Irvin Title: Authorized Signer

CREDIT SUISSE SECURITIZED PRODUCTS MASTER FUND, LTD.,

as a Non-Conduit Committed Purchaser

By: Credit Suisse Asset Management, LLC, in its capacity as investment manager

By: /s/ Sean Keating
Name: Sean Keating
Title: Director

By: /s/ James Drvostep
Name: James Drvostep
Title: Managing Director

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Custodian and solely with respect to the Custodial Agreement

By: /s/ Christopher Corcoran
Name: Christopher Corcoran
Title: Director

By: /s/ Barbara Campbell
Name: Barbara Campbell
Title: Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.